UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) October 27, 2020

AMCON DISTRIBUTING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2020, AMCON's Board of Directors appointed Charles J. Schmaderer to serve as Chief Financial Officer of AMCON, in addition to the positions he presently holds as Vice President and Secretary of AMCON. Andrew C. Plummer, who has served as AMCON's Chief Financial Officer since January 2007, will continue to serve as AMCON's President and Chief Operating Officer as well as being a member of AMCON's Board of Directors.  There is no arrangement or understanding between Mr. Schmaderer and any other person pursuant to which he was selected as an officer of AMCON.

Charles J. Schmaderer, age 51, has served as the Company’s Vice President since April 2018, as Secretary since October 2018, and as the Company's Corporate Controller from April 2018 to October 2020. From 2006 to 2018, Mr. Schmaderer served the Company in various roles including as the Vice President of Financial Reporting and Assistant Secretary, and as the Director of Financial and SEC Reporting. Prior to joining AMCON, Mr. Schmaderer held financial management roles with Hewlett Packard (HP) and before that practiced public accounting, primarily with the accounting firm Grant Thornton, LLP. Mr. Schmaderer also holds a Master of Business Administration (MBA) from the University of Nebraska-Omaha.

A press release announcing that Mr. Schmaderer has been named as Chief Financial Officer of AMCON is set forth in Exhibit 99.1 of this report.

ITEM 8.01         Other Events.

On October 27, 2020, AMCON issued a press release which, in addition to announcing that Charles J. “Chuck” Schmaderer has been named as Chief Financial Officer of AMCON (see Item 5.02 of this report), also announced that the Board of Directors of AMCON had declared a quarterly cash dividend and had replenished the number of shares authorized for repurchase under AMCON’s existing Common Stock repurchase program.

The press release is set forth in Exhibit 99.1 of this report.

ITEM 9.01         Financial Statements and Exhibits.

Exhibit
No.                      Description
99.1                     Press release, dated October 27, 2020, issued by AMCON Distributing Company.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date: October 27, 2020	/s/ Andrew C. Plummer

Name: Andrew C. Plummer
Title: President

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